UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   July 30, 2012

INSMED INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Virginia
(State or Other Jurisdiction of Incorporation)

0-30739	54-1972729
(Commission File Number)	(IRS Employer Identification No.)

9 Deer Park Drive, Suite C, Monmouth Junction, New Jersey	08852
(Address of Principal Executive Offices)	(Zip Code)

(732) 997-4600
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 30, 2012, Insmed Incorporated (the “Company”) issued a press release announcing that Mr. Kevin P. Tully, the Executive Vice President and Chief Financial Officer of the Company, will be leaving the Company due to personal reasons when his employment agreement, dated January 31, 2011 (the “Employment Agreement”), expires on December 1, 2012.  Mr. Tully has entered into a letter of agreement and general release with the Company effective July 26, 2012 (the “Separation Agreement”), which provides that Mr. Tully’s last day of employment with the Company will be December 1, 2012 (the “Separation Date”).

The Separation Agreement provides for the payment of certain severance benefits to Mr. Tully and the continuation of certain obligations under the terms of the Employment Agreement.  The severance benefits include the following: (a) a lump sum payment of $449,454.67 within thirty (30) days following the Separation Date, which amount represents the sum of (x) Mr. Tully’s nine months base salary, plus (y) prorated bonus through August 31, 2012, plus (z) full year 2012 target bonus; (b) the continuation of health and certain other fringe benefits for eighteen months following the Separation Date; and (c) full vesting of outstanding equity awards held by Mr. Tully immediately prior to the Separation Date that have not vested and were granted at least one (1) year prior to the Separation Date (stock options to be exercised within one (1) year following the Separation Date).  Mr. Tully will receive his regular rate of salary through the Separation Date.  In addition, the Separation Agreement includes a general release of claims by Mr. Tully against the Company arising out of or related to Mr. Tully’s employment with the Company.

The description of the Separation Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the complete text of the Separation Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1, and is incorporated herein by reference.

A copy of the press release announcing Mr. Tully’s departure from the Company as of December 1, 2012 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Separation Agreement, effective as of July 26, 2012, by and between the Company and Kevin P. Tully.

99.1	Press Release dated July 30, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insmed Incorporated

Date: July 30, 2012

	By:	/s/ Timothy Whitten
Name: Timothy Whitten
Title: President and Chief Executive Officer